UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27078                  11-3136595
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(State or other jurisdiction    (Commission Number)          (IRS Employer
     of incorporation)                                     Identification No.)

         135 Duryea Road Melville, New York                       11747
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (631) 843-5500
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

|  |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

|  |   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

|  |   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(c) On May 16, 2005, James P. Breslawski, 51, was named to the newly created position of President and Chief Operating Officer (COO) of Henry Schein, Inc. Mr. Breslawski has been Executive Vice President of Henry Schein and a member of the Board of Directors since 1992. Previously, in 1990, he became President of Henry Schein's U.S. Dental Business. Between 1980 and 1990, Mr. Breslawski held various other positions within the Company, including Chief Financial Officer, Vice President of Finance and Administration, and Controller.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibit 99.1 - Press Release dated May 18, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HENRY SCHEIN, INC.



Date:  May 18, 2005               By:       /s/ Michael S. Ettinger
                                      -----------------------------------------
                                      Name:  Michael S. Ettinger
                                      Title: Vice President and General
                                             Counsel